SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 26, 2002
                                                  -------------

             PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040         23-2400021
    ------------------           ---------      --------------
 (State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)             File Number)   Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
-----------------------------------------        ----------
(Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code (717) 354-4541
                                                   --------------
                            N/A
 ---------------------------------------------------------
(Former name or former address, if changes since last report)

Item 5.  Other Events.
         -------------

The press release of PennRock Financial Services Corp. dated
June 26, 2002 relating to the authorization to repurchase up to 400,000 shares of common stock in open market and privately negotiated transactions, and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
       ----------------------------------

         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
       Number            Description            Page Number
     ----------   --------------------------   ------------
         99         Press Release dated              3
                    June 26, 2002 of PennRock
                    Financial Services Corp.

                         SIGNATURE
                        ------------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ Melvin Pankuch
                          ---------------------------------
                          Melvin Pankuch, Executive Vice
                          President and Chief Executive Officer

Dated:  June 26, 2002

                         Exhibit 99

For Immediate Release
CONTACT:  George Crisp
Vice President and Treasurer
717) 354-4541
gcrisp@bbnb.com

         PENNROCK FINANCIAL SERVICES CORP. ANNOUNCES
                    STOCK REPURCHASE PLAN

BLUE BALL, PA, June 26, 2002 - PennRock Financial Services Corp., the parent, holding company of Blue Ball National Bank and The National Advisory Group, Inc., today announced that its Board of Directors has authorized the repurchase of up to 400,000 shares of its $2.50 par value common stock, or approximately 6.3% of such shares outstanding.

The repurchasing of shares will be made from time to time in open market or privately negotiated transactions during the next year. According to Executive Vice President and Chief Executive Officer Melvin Pankuch, the repurchased shares will be held as treasury shares available for issuance in connection with future stock dividends and stock splits, employee benefit plans, executive compensation plans, the Dividend Reinvestment Plan and other appropriate corporate purposes.

PennRock repurchased approximately 54,900 shares of its common stock during the past 12 months, pursuant to a stock repurchase program authorized by the Board of Directors in June of last year. This amount represents approximately
..9% of the shares outstanding.

PennRock Financial Services Corp. is a Lancaster County based bank holding company with assets of approximately $980 million. Its wholly-owned subsidiary, Blue Ball National Bank, operates 17 banking offices in Lancaster, Berks and Chester Counties, Pennsylvania. PennRock also owns The National Advisory Group, Inc., a financial services company which provides asset management and retirement plan administration services to clients in Pennsylvania, Delaware and New Jersey. To learn more about PennRock visit www.pennrock.com.